Exhibit 31.06

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jess Roper, certify that:

1. I have reviewed this Form 10-K/A of DexCom, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 14, 2012	By:	/S/ JESS ROPER
Jess Roper
Chief Financial Officer